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EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-201708) and the Registration Statement on Form S-3 (No. 333-209026) of BioPharmX Corporation of our report dated May 2, 2016 relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.

/s/ Burr Pilger Mayer, Inc.

San Jose, California
May 2, 2016

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  EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm